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                                                                    EXHIBIT 23.1
                          INDEPENDENT AUDITORS' CONSENT

         We hereby consent to the incorporation by reference in this Registration Statement of PDF Solutions, Inc. on Form S-8, of our report dated January 17, 2003 (February 19, 2003 as to Note 13), appearing in the Annual Report on Form 10-K of PDF Solutions, Inc. filed with the Securities and Exchange Commission on March 26, 2003 (File No. 000-31311).

/s/ Deloitte & Touche LLP
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San Jose, California
October 16, 2003